EXHIBIT 10.15

     WAIVER AND FIRST AMENDMENT, dated as of August 13, 2001 (this "Waiver and First Amendment"), among Formica Corporation, a Delaware corporation (the "Company"), Formica Limited, a company incorporated under the laws of England and Wales (the "U.K. Revolver Borrower"), Formica Holdco (UK) Limited, a company incorporated under the laws of England and Wales (the "U.K. Term Borrower"), Formica Canada, Inc., a corporation organized and existing under the laws of Canada (the "Canadian Borrower"), Formica S.A., a societe anonyme organized and existing under the laws of the French Republic (the "French Revolver Borrower"), Formica Espanola S.A., a sociedad anonima organized and existing under the laws of the Kingdom of Spain (the "Spanish Revolver Borrower"; and collectively with the Company, the U.K. Revolver Borrower, the U.K. Term Borrower, the Canadian Borrower, the French Revolver Borrower and the Spanish Revolver Borrower, the "Borrowers"), the various financial institutions as are or may become parties hereto (including the PSM Lenders (as defined in the Amendment Agreement referred to below) collectively, the "Lenders"), DLJ Capital Funding, Inc. ("DLJ"), as syndication agent (the "Syndication Agent") for the Lenders, Bankers Trust Company ("BTCo"), as administrative agent (the "Administrative Agent") for the Lenders, and Credit Suisse First Boston ("CSFB"), as documentation agent (the "Documentation Agent") for the Lenders (the Syndication Agent, the Administrative Agent and the Documentation Agent are sometimes referred to herein individually as an "Agent" and collectively as the "Agents").

     The Borrowers, the Lenders and the Agents are parties to the Second Amended and Restated Credit Agreement, dated as of May 26, 2000 (the "Original Credit Agreement"; and following the Effective Date (as hereinafter defined), as amended by this Waiver and First Amendment, and as it may be further amended, modified or supplemented from time to time thereafter, the "Credit Agreement") pursuant to which the Lenders have advanced Loans and the Issuers have issued Letters of Credit (as such terms are defined in the Original Credit Agreement) to the Borrowers upon the terms and conditions set forth therein.

     The Borrowers have requested that the Lenders waive certain financial covenant Defaults under the Credit Agreement for the period from the Effective Date (as hereinafter defined) until November 9, 2001 (the "Waiver Period") and amend certain other terms and conditions of the Original Credit Agreement, as set forth below.

     Accordingly, for good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto hereby agrees as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

     2. Waiver. The Required Lenders hereby waive compliance by the Company during the Waiver Period with the financial covenants set forth in Section
7.2.4 of the Original Credit Agreement; provided, however, that the effectiveness of this waiver shall not permit an Authorized Officer of the Company to deliver to the Administrative Agent (and the Company agrees that, during the Waiver Period, it shall not deliver) a compliance certificate in the manner contemplated under

Section 7.2.6(c)(iii) of the Credit Agreement. The waiver contained in this
Section 2 is expressly limited to the covenants and time period set forth herein.

     3. Amendments. Effective as of the Effective Date, the Original Credit Agreement is hereby amended as follows:

     (a) Section 1.1 of the Original Credit Agreement is hereby amended by adding the following new defined terms and placing them in their respective appropriate alphabetical locations:

          "'Month' means a calendar month."

          "'PIK Principal Amount' has the meaning set forth in the defined term "Special Margin".

          "'Special Margin' means, with respect to the outstanding principal amount of any Loan outstanding during the Waiver Period, an additional interest charge equal to 4.00% per annum, of which 1.00% shall be payable in cash and 3.00% (the "PIK Principal Amount"), which shall be added to the principal amount of the applicable Loans on the date upon which other interest is payable on such Loan; provided, that PIK Principal Amount shall not be considered as part of the outstanding principal of any Loans when calculating whether the Loans exceed any applicable Commitment Amount hereunder."

          "'Significant Transaction' means any transaction or series of transactions involving (i) the incurrence, sale or issuance by the Company or any of its Restricted Subsidiaries of any Debt (other than the incurrence of (a) intercompany Indebtedness permitted under Section 7.2.2(e) of the Credit Agreement and (b) Indebtedness of Non-U.S. Subsidiaries permitted under Section 7.2.2(h) of the Credit Agreement to the extent such Indebtedness is incurred under lines of credit or commitments in existence as of the date hereof, whether drawn or undrawn, or extensions, renewals or replacements thereof that do not increase the aggregate principal amounts available thereunder), (ii) the sale or issuance by the Company, FMH or Holdings to any Person of any of its Capital Stock or any warrants or options with respect to its Capital Stock or the exercise of any such warrants or options, (iii) the sale, transfer or other disposition of any assets of the Company or any of its Restricted Subsidiaries other than dispositions of inventory and equipment in the ordinary course of business, Investments permitted under Section 7.2.5(c) (to the extent permitted as Indebtedness in clause (i) of this definition), Section 7.2.5(d) and Section 7.2.5(e) of the Credit Agreement, transactions permitted under Section 7.2.9(a)(iii) and Section 7.2.9(d) of the Credit Agreement or other dispositions involving less than $250,000 in the aggregate, (iv) the liquidation, dissolution, consolidation with or merger with or into, any corporation, or the purchase or acquisition of all or substantially all the assets of any other Person, or (v) the modification, supplement, amendment or restatement of any Restricted Agreement."

          "'Waiver Period' means the period from August 13, 2001 until 5:00 pm (New York City time) on November 9, 2001."

     (b) The defined term "Applicable Margin" appearing in Section 1.1 of the Original Credit Agreement is hereby amended by adding immediately following the phrase "the applicable periods set forth below" the phrase "the Special Margin, plus".

     (c) Section 2.1.4 of the Original Credit Agreement is hereby amended by
(i) deleting the word "or" appearing at the end of clause (c) thereto, (ii) deleting the period at the end of clause (d) thereto and substituting therefor "; or", and (iii) adding the following new clause (e):

     "(e) any Revolving Loan or Swing Line Loan during the Waiver Period."

     (d) Section 2.1.5 of the Original Credit Agreement is hereby amended by
(i) deleting the word "or" appearing at the end of clause (b) thereto, (ii) deleting the period at the end of clause (c) thereto and substituting therefor " or", and (iii) adding the following new clause (d):

     "(d) on any day during the Waiver Period, the aggregate amount of all Letter of Credit Outstandings, would exceed the aggregate amount of all Letter of Credit Outstandings as of August 13, 2001 (except for increases relating to extensions or renewals of existing stand-by Letters of Credit that either (x) are in amounts that are not material, in the reasonable judgment of the Issuer thereof, or (y) with respect to any Foreign Currency Issuer, have been cash collateralized in a manner reasonably acceptable to such Issuer) ."

     (e) Section 2.6 of the Original Credit Agreement is hereby amended by deleting the period at the end of such section and adding at the end such section the following:

     "provided further, however, that during the Waiver Period, the Borrower may not deliver, and the Administrative Agent, shall not accept, any Continuation/Conversion Notice in respect of Fixed Rate Loans being continued as, or Base Rate Loans being converted to, Fixed Rate Loans that request an Interest Period greater than one month."

     (f) Section 3.2.2 of the Original Credit Agreement is hereby amended by
(i) deleting the caption "Post-Maturity Rates" and substituting therefor the caption "Default and Post-Maturity Rates", (ii) deleting the phrase "After the date any principal amount" appearing on the first line thereof and substituting therefor the phrase "During the continuance of an Event of Default or after the date any amount", and (iii) adding the parenthetical "(in cash)" following the phrase "such Borrower shall pay" appearing on the fifth line thereof.

     (g) Section 7.1.1 of the Original Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (i) thereof, (ii) re-lettering clause (j) thereof as clause (k), and (iii) adding the following new clause (j) thereto:

          "(j) as soon as available and in any event within 20 days after the end of each Month (or, with respect to the last Month of each Fiscal Quarter, 30 days), an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such Month, together with unaudited consolidated statements of operations for such Month, unaudited consolidated statements of cash flows for such Month, EBITDA calculations for such Month, actual working capital amounts for such Month compared against prior working capital projections, and projected cash flows for the immediately following three Month period, all certified by the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial Authorized Officer of the Company; and"

     (h) Section 7.2.6 of the Original Credit Agreement is hereby amended by deleting the parenthetical appearing at the end of clause (c)(i) thereto.

     (i) Section 7.2.11 of the Original Credit Agreement is hereby amended by deleting clause (iii) appearing therein in its entirety and substituting therefor the following new clause (iii):

     "(iii) enter into and perform their obligations under arrangements with the Institutional Investors and their Affiliates for underwriting, investment banking and advisory services on usual and customary terms and, solely with respect to the type of transactions described in clauses (i) through (iii) of the defined term 'Significant Transactions', pay reasonable and customary fees to the extent approved in advance by the Administrative Agent (such approval not to be unreasonably withheld) in connection therewith (provided, further, that, other than such fees, the Company may not pay any management, advisory or other fees or expenses (other than the reimbursement of reasonable third party out-of-pocket expenses but only so long as no Default or Event of Default is continuing) of any kind or nature to the Institutional Investors and their Affiliates) and"

     (j) Section 8.1 of the Original Agreement is hereby amended by adding the following new subsection 8.1.12:

          "SECTION 8.1.12. Significant Transactions. During the Waiver Period, the Company or any other Borrower enters into a Significant Transaction or enters into an agreement with another Person that contemplates the consummation of a Significant Transaction, in each case, without the prior written consent of the Required Holders."

     (k) Section 11.11 of the Original Credit Agreement is hereby amended by
(i) deleting the phrase "with the written consents of the Company, the Administrative Agent, the Syndication

Agent" appearing on the first and second lines of clause (a) thereof and substituting therefor the phrase "with the written consent of the Administrative Agent", and (ii) deleting the phrase "unless the Company, the Administrative Agent and the Syndication Agent otherwise agree" appearing on the eighth and ninth lines of the principal paragraph following clause (b), and substituting therefor the phrase "unless the Administrative Agent otherwise agrees".

     4. Additional Security Agreements and Documents. The Company and each other Borrower hereby agrees to cooperate in the diligence, feasibility analysis, negotiation and preparation, each, at their sole cost and expense, of such additional documents and agreements as may be necessary or desirable, in the reasonable judgment of counsel to the Lenders, to create and perfect security interests in the Administrative Agent reasonably promptly following the expiration of the Waiver Period in (x) all bank accounts and all certificated securities held as short term investments and located outside of the United States, (y) all other the assets (including stock or equity interests) of the Company and the other Borrowers; provided, that, the creation and perfection of such security interests shall not result in material additional costs or taxes payable by the Company and its subsidiaries on a consolidated basis. The Company acknowledges and agrees that the failure of the Company or any other Obligor to perform or observe the terms of this Section 4 shall constitute an Event of Default under to Section 8.1.4 of the Credit Agreement.

     5. Cash Management and Opinions. (a) The Company hereby agrees, at its sole cost and expense, to take, or cause to be taken, any and all actions and execute all documents and agreements as may be necessary or desirable, in the reasonable judgment of counsel to the Lenders, to create and perfect security interests in the Administrative Agent in all of the Borrowers' bank accounts and all certificated securities held as short term investments and located in the United States, including the execution and delivery of control agreements and such other actions deemed necessary or advisable in the judgment of counsel to the Lenders to consummate such arrangements as promptly as possible, and in any event prior to the expiration of the Waiver Period.

     (b) The Company hereby agrees, at its sole cost and expense, to arrange the delivery of an opinion of counsel relating to the creation and perfection of the Administrative Agent's security interest in the Company's registered trademarks, copyrights, and issued patents associated with the Formica Business as promptly as possible, and in any event prior to September 13, 2001.

     (c) The Company acknowledges and agrees that the failure of the Company or any other Obligor to perform or observe the terms of this Section 5 shall constitute an Event of Default under to Section 8.1.4 of the Credit Agreement.

     6. Resignation of Syndication Agent and Documentation Agent. Effective as of the Effective Date, DLJ hereby resigns from its capacity as Syndication Agent under the Credit Agreement and CSFB hereby resigns from its capacity as Documentation Agent under the Credit Agreement. The Lenders hereby agree that all ongoing rights, duties or responsibilities of the Syndication Agent or Documentation Agent under the Credit Agreement are hereby eliminated and terminated in full and, accordingly, no successors are or shall be appointed in such capacities. Each reference in the Credit Agreement to "the Agents" shall, as of the Effective Date, be deemed to mean solely the Administrative Agent.

     7. Waiver Fee. On the Effective Date, the Company hereby agrees to pay to the Administrative Agent, for the pro rata benefit of each Lender who has executed this Waiver and First Amendment on or prior to the Effective Date, a waiver fee ("Waiver Fee") in the amount of 0.375% of the principal amount of Loans and Letter of Credit Outstandings attributable to each such Lender as of the Effective Date.

     8. Representations and Warranties. The Company and each other Borrower represents and warrants to each Lender, as of the Effective Date, that:

          (a) The Company and each Borrower has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into this Waiver and First Amendment;

          (b) The execution and delivery by the Company and each Borrower of this Waiver and First Amendment and the performance by each of them of this Waiver and First Amendment and the Credit Agreement, as amended by this Waiver and First Amendment, are within the Company's and each such Obligor's company powers, have been duly authorized by all necessary company action, and do not contravene the Company's or any such Obligor's Charter Documents, contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company or any such Obligor, or result in, or require the creation or imposition of, any Lien on any of the Company's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

          (c) This Waiver and First Amendment and the Credit Agreement, as amended by this Waiver and First Amendment, constitutes the legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

          (d) As of the Effective Date, after giving effect to the waiver and amendments contained in this Waiver and First Amendment, (i) the Company and each other Obligor is in full compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the Loan Documents; (ii) no event has occurred and is continuing that constitutes or would constitute a Default or Event of Default, (iii) all representations and warranties in the Credit Agreement and other Loan Documents are true and correct in all material respects as of the date hereof as though made as of the date hereof, and (iv) no default or event of default exists under the Senior Subordinated Debt Documents.

     9. Conditions to Effectiveness. The waivers and amendments contained herein shall not become effective until the Administrative Agent shall determine that each of the following conditions precedent shall have been satisfied on or prior to such Business Day (the "Effective Date"):

          (a) Counterparts of this Waiver and First Amendment shall have been duly executed and delivered on behalf of the Company, each of the other Borrowers, DLJ, CSFB, the Administrative Agent, and the Required Lenders.

          (b) The Agent shall have received the Waiver Fee.

     10. Ratification of Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Original Credit Agreement, and references in the other Loan Documents to the Original Credit Agreement shall mean and refer to, from and after the Effective Date, the Original Credit Agreement as amended by this Waiver and First Amendment. The Company and each other Borrower hereby ratifies and confirms that the Credit Agreement, as amended by this Waiver and First Amendment, remains in full force and effect in accordance with its terms.

     11. Execution in Counterparts. This Waiver and First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     12. Governing Law; Entire Agreement. THIS WAIVER AND FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Waiver and First Amendment, the Credit Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and First Amendment to be executed by their respective authorized officers as of the date and year first above written.


                                            FORMICA CORPORATION


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title: CFO, Vice President &
                                                      Secretary


                                            FORMICA LIMITED


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title: CFO, Vice President &
                                                      Secretary


                                           FORMICA HOLDCO (UK) LIMITED


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title: CFO, Vice President &
                                                      Secretary


                                            FORMICA CANADA, INC.


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title: CFO, Vice President &
                                                      Secretary


                                            FORMICA S.A.


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title: CFO, Vice President &
                                                      Secretary


                                            FORMICA ESPANOLA S.A.


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title: CFO, Vice President &
                                                      Secretary

                                            BANKERS TRUST COMPANY,
                                            as Administrative Agent and as a
                                            Lender


                                            By: /s/ Gregory P. Shefrin
                                               ---------------------------------
                                               Name:  Gregory P. Shefrin
                                               Title: Director

                                            DLJ CAPITAL FUNDING, INC.,
                                            as resigning Syndication Agent


                                            By: /s/ Dana F. Klein
                                               ---------------------------------
                                               Name:  Dana F. Klein
                                               Title: Director

                                            CREDIT SUISSE FIRST BOSTON,
                                            as resigning Documentation Agent
                                            and as a Lender


                                            By: /s/ Bill O'Daly
                                               ---------------------------------
                                               Name:  Bill O'Daly
                                               Title: Vice President

                                                /s/ David M. Koczan
                                               ---------------------------------
                                                    Assistant Vice President

                                            ABN-AMRO BANK N.V.


                                            By: /s/ Judith M. Bresnen
                                               ---------------------------------
                                               Name:  Judith M. Bresnen
                                               Title: Group Vice President


                                            By: /s/ John M. Pastore
                                               ---------------------------------
                                               Name:  John M. Pastore
                                               Title: Assistant Vice President

                                            THE BANK OF NOVA SCOTIA


                                            By: /s/ John W. Campbell
                                               ---------------------------------
                                               Name:  John W. Campbell
                                               Title: Managing Director

                                            BANK ONE, NA


                                            By: /s/ Steven F. Smith
                                               ---------------------------------
                                               Name:  Steven F. Smith
                                               Title: First Vice President

                                            BAYERISCHE HYPO-UND VEREINSBANK AG
                                            NEW YORK BRANCH


                                            By: /s/ Salvatore Esposito
                                               ---------------------------------
                                               Name:  Salvatore Esposito
                                               Title: Director


                                            By: /s/ Michael D. Novellino
                                               ---------------------------------
                                               Name:  Michael D. Novellino
                                               Title: Assoc. Director

                                            BHF (USA) CAPITAL CORPORATION


                                            By: /s/ Dana L. McDougall
                                               ---------------------------------
                                               Name:  Dana L. McDougall
                                               Title: Vice President


                                            By: /s/ Richard Cameron
                                               ---------------------------------
                                               Name:  Richard Cameron
                                               Title: Vice President

                                            BOEING CAPITAL CORPORATION


                                            By: /s/ James C. Hammersmith
                                               ---------------------------------
                                               Name:  James C. Hammersmith
                                               Title: Senior Documentation
                                                      Officer

                                            CITY NATIONAL BANK


                                            By: /s/ Edward Vassallo
                                               ---------------------------------
                                               Name:  Edward Vassallo
                                               Title: V.P.

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By: /s/ Linda D. Tulloch
                                               ---------------------------------
                                               Name:  Linda D. Tulloch
                                               Title: Vice President

                                            FIRSTAR BANK, N.A.


                                            By: /s/ Thomas W. Cherry
                                               ---------------------------------
                                               Name:  Thomas W. Cherry
                                               Title: Vice President
                                                      Attorney in Fact

                                            FOOTHILL INCOME TRUST II L.P.

                                            By: FIT II G.P. LLC, its general
                                                partner


                                            By: /s/ Edward Stearns
                                               ---------------------------------
                                               Name:  Edward Stearns
                                               Title: Managing Member

                                            FRANKLIN FLOATING RATE TRUST


                                            By: /s/ Chauncey Lufkin
                                               ---------------------------------
                                               Name:  Chauncey Lufkin
                                               Title: Vice President


                                            FRANKLIN CLO I, LTD.


                                            By: /s/ Chauncey Lufkin
                                               ---------------------------------
                                               Name:  Chauncey Lufkin
                                               Title: Vice President

                                            HELLER FINANCIAL, INC.


                                            By: /s/ David R. Campbell
                                               ---------------------------------
                                               Name:  David R. Campbell
                                               Title: Vice President

                                            HSBC BANK USA


                                            By: /s/ John P. Northington
                                               ---------------------------------
                                               Name:  John P. Northington
                                               Title: VP

                                            GALAXY CLO 1999-1, LTD.

                                            By: SAI Investment Advisor, Inc.,
                                                Its Collateral Manager


                                            By: /s/ John G. Lapham, III
                                               ---------------------------------
                                               Name:  John G. Lapham, III
                                               Title: Authorized Agent


                                            KZH SOLEIL, LLC


                                            By: /s/ Susan Lee
                                               ---------------------------------
                                               Name:  Susan Lee
                                               Title: Authorized Agent


                                            KZH SOLEIL-2, LLC


                                            By: /s/ Susan Lee
                                               ---------------------------------
                                               Name:  Susan Lee
                                               Title: Authorized Agent

                                           LIBERTY-STEIN ROE ADVISOR FLOATING
                                           RATE ADVANTAGE FUND

                                           By: Stein Roe & Farnham Incorporated,
                                               As Advisor


                                           By: /s/ James R. Fellows
                                              ---------------------------------
                                              Name:  James R. Fellows
                                              Title: Sr. Vice President &
                                                     Portfolio Manager


                                           STEIN ROE FLOATING RATE LIMITED
                                           LIABILITY COMPANY


                                           By: /s/ James R. Fellows
                                              ---------------------------------
                                              Name:  James R. Fellows
                                              Title: Sr. Vice President
                                                     Stein Roe & Farmham
                                                     Incorported, as Advisor
                                                     to the Stein Roe Floating
                                                     Rate Limited Liability
                                                     Company

                                            MORGAN STANLEY PRIME INCOME TRUST


                                            By: /s/ Peter Gewirtz
                                               ---------------------------------
                                               Name:  Peter Gewirtz
                                               Title: Vice President

                                            MOUNTAIN CAPITAL CLO II LTD.


                                            By: /s/ Darren P. Riley
                                               ---------------------------------
                                               Name:  Darren P. Riley
                                               Title: Director

                                            NORTHWOODS CAPITAL, LIMITED

                                            By: Angelo, Gordon & Co., L.P.,
                                                as Collateral Manager


                                            By: /s/ John W. Fraser
                                               ---------------------------------
                                               Name:  John W. Fraser
                                               Title: Managing Director


                                            NORTHWOODS CAPITAL II, LIMITED

                                            By: Angelo, Gordon & Co., L.P.,
                                                as Collateral Manager


                                            By: /s/ John W. Fraser
                                               ---------------------------------
                                               Name:  John W. Fraser
                                               Title: Managing Director

                                            THE PROVIDENT BANK


                                            By: /s/ Nick Jevic
                                               ---------------------------------
                                               Name:  Nick Jevic
                                               Title: Senior Vice President

                                            TRANSAMERICA BUSINESS CAPITAL
                                            CORPORATION


                                            By: /s/ Stephen K. Goetschius
                                               ---------------------------------
                                               Name:  Stephen K. Goetschius
                                               Title: Senior Vice President

                                            VAN KAMPEN PRIME RATE INCOME TRUST

                                            By: Van Kampen Investment Advisory
                                                Corp.


                                            By: /s/ Douglas L. Winchell
                                               ---------------------------------
                                               Name:  Douglas L. Winchell
                                               Title: Vice President


                                            VAN KAMPEN SENIOR INCOME TRUST

                                            By: Van Kampen Investment Advisory
                                                Corp.


                                            By: /s/ Douglas L. Winchell
                                               ---------------------------------
                                               Name:  Douglas L. Winchell
                                               Title: Vice President


                                            VAN KAMPEN SENIOR FLOATING RATE FUND

                                            By: Van Kampen Investment Advisory
                                                Corp.


                                            By: /s/ Douglas L. Winchell
                                               ---------------------------------
                                               Name:  Douglas L. Winchell
                                               Title: Vice President


                                            VAN KAMPEN CLO I, LIMITED

                                            By: Van Kampen Management Inc., as
                                                Collateral Manager


                                            By: /s/ Douglas L. Winchell
                                               ---------------------------------
                                               Name:  Douglas L. Winchell
                                               Title: Vice President


                                            VAN KAMPEN CLO II, LIMITED


                                            By: Van Kampen Management Inc., as
                                                Collateral Manager


                                            By: /s/ Douglas L. Winchell
                                               ---------------------------------
                                               Name:  Douglas L. Winchell
                                               Title: Vice President

                                            FLEET NATIONAL BANK, Successor in
                                            interest to Summit Bank


                                            By: /s/ Richard F. Napierkowski
                                               ---------------------------------
                                               Name:  Richard F. Napierkowski
                                               Title: Vice President

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY


                                            By: /s/ David Fraenkel
                                               ---------------------------------
                                               Name:  David Fraenkel
                                               Title: Vice President

                                            ELC (CAYMAN) LTD. 1999-II


                                            By: /s/ Amos Beason
                                               ---------------------------------
                                               Name:   Amos Beason
                                               Title:  Director


                                            ELC (CAYMAN) LTD. 1999-III

                                            By: /s/ Amos Beason
                                               ---------------------------------
                                               Name:   Amos Beason
                                               Title:  Director


                                            ELC (CAYMAN) LTD. 2000-I


                                            By: /s/ Amos Beason
                                               ---------------------------------
                                               Name:   Amos Beason
                                               Title:  Director


                                            ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                            By: /s/ Amos Beason
                                               ---------------------------------
                                               Name:   Amos Beason
                                               Title:  Director

                                            EATON VANCE CDO II, LTD.

                                            By: Eaton Vance Management,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President


                                            EATON VANCE CDO III, LTD.

                                            By: Eaton Vance Management,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President


                                            EATON VANCE CDO IV, LTD.

                                            By: Eaton Vance Management,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President


                                            GRAYSON & CO

                                            By: Boston Management and Research,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President

                                            SENIOR DEBT PORTFOLIO

                                            By: Boston Management and Research,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President


                                            EATON VANCE SENIOR INCOME TRUST

                                            By: Eaton Vance Management,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President


                                            EATON VANCE INSTITUTIONAL SENIOR
                                            LOAN FUND


                                            By: Eaton Vance Management,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President


                                            OXFORD STRATEGIC INCOME FUND

                                            By: Eaton Vance Management,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President